Exhibit 4.15

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 4, 2016 (this "Amendment"), by and among INTERACTIVE HOLDING CORP., a Delaware corporation (the "Borrower"), INCREDITONE INC., a Delaware corporation ("Holdings"), each of the Guarantors party hereto, each of the financial institutions party hereto as "Lenders" (the "Lenders") and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, SunTrust Bank, Silicon Valley Bank, Comerica Bank and the Administrative Agent are parties to that certain Credit Agreement dated as of November 30, 2015 (the "Credit Agreement"); and

WHEREAS, in connection with the purchase on the date hereof by Cadence Bank of (i) $10,000,000 in principal amount of Term Loans held by Comerica Bank, (ii) $3,333,333.34 in principal amount of Term Loans held by SunTrust Bank and (iii) $3,333,333.33 in principal amount of Term Loans held by Silicon Valley Bank, the Borrower has requested certain amendments to the Credit Agreement, including a request to provide Aggregate Revolving Commitments in an amount equal to $10,000,000 from the Lenders; and

WHEREAS, the Lenders and the Administrative Agent are willing to so amend the Credit Agreement on and subject to the terms and conditions herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1. Defined Terms.  Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement; provided, that, solely for purposes of this Amendment, Perion Network Ltd. shall be deemed to be included in the definition of the term "Loan Party".

2. Amendments to Credit Agreement.

(a)             The Credit Agreement is hereby amended by deleting the defined terms "Aggregate Revolving Commitment Amount", "Consolidated EBITDA", "LC Commitment", "Permitted Third Party Bank" and "Swingline Commitment" in Section 1.1. thereof and substituting in lieu thereof the following defined terms, respectively:

"Aggregate Revolving Commitment Amount" shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time.  On March 4, 2016, the Aggregate Revolving Commitment Amount is $10,000,000.

"Consolidated EBITDA" shall mean, for the Borrower and its Subsidiaries for any period, an amount equal to the sum of (i) Consolidated Net Income for such period plus (ii) to the extent deducted in determining Consolidated Net Income for such period and to the extent not excluded from Consolidated Net Income pursuant to the definition thereof, and without duplication, (A) Consolidated Interest Expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation and amortization determined on a consolidated basis in accordance with GAAP, (D) non-cash charges related to the mark-to-market treatment of obligations under Hedging Transactions, (E) any extraordinary, unusual or non-recurring expenses or losses or restructuring charges or costs, all as determined in accordance with GAAP; provided, that, the amount under this clause (E) shall not exceed (x) $1,250,000 in the aggregate for any period of four (4) consecutive Fiscal Quarter period through December 31, 2016 and (y) and $1,000,000 in the aggregate during any Fiscal Year after December 31, 2016; (F) transaction costs and expenses paid in cash in connection with the Related Transactions in an aggregate amount not to exceed $13,756,501; (G) non-cash charges related to the Great Plains accounting software and related services; provided, that, the amount under this clause (G) shall not exceed $650,000 in the aggregate; and (H) all non-cash foreign currency exchange losses or charges and non-cash expenses deducted as a result of any grant of Capital Stock to employees, officers or directors for such period (but excluding any non-cash loss, charge or expense that is an accrual of or a reserve for a cash expenditure or payment to be made, or anticipated to be made, in a future period); provided that, for purposes of calculating compliance with the financial covenants set forth in Article VI, to the extent that during such period any Borrower Loan Party shall have consummated a Permitted Acquisition or other Acquisition approved in writing by the Required Lenders, or any sale, transfer or other disposition of any Person, business, property or assets, Consolidated EBITDA shall be calculated on a Pro Forma Basis with respect to such Person, business, property or assets so acquired or disposed of.  Notwithstanding the foregoing, but subject to any adjustment set forth above with respect to the immediately preceding proviso, Consolidated EBITDA shall be $10,118,601, $667,379, $6,920,800 and $6,645,632 for the Fiscal Quarters ended December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, respectively.

"LC Commitment" shall mean that portion of the Aggregate Revolving Commitments that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $3,000,000.

"Permitted Third Party Bank" shall mean SunTrust Bank, Silicon Valley Bank, Cadence Bank (or with the consent of the Agent (such consent not to be unreasonably withheld or delayed), another Lender or financial institution) and with whom any Loan Party maintains a Controlled Account and with whom a Control Account Agreement has been executed.

"Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $3,000,000.

(b)            The Credit Agreement is hereby further amended by adding the following new defined term "Israel Subsidiary" to Section 1.1. thereof in the appropriate alphabetical order:

"Israel Subsidiary" shall mean, as long as it is not a Subsidiary Loan Party, any Subsidiary of the Borrower organized under the laws of the State of Israel.

(c)            The Credit Agreement is hereby further amended by deleting "75 days after the Closing Date" in the first line of Section 5.11 of the Credit Agreement and substituting "March 31, 2016 (except in the case of the establishment and maintenance of a Controlled Account with HSBC Bank USA, National Association, which shall be no later than May 17, 2016)" in lieu thereof.

(d)            The Credit Agreement is hereby further amended by adding the following at the end of Section 5.11:

"Prior to May 17, 2016, the parties hereto agree that account number 1894408945 at Comerica Bank (the "Excluded Account") shall not be required to be subject to a Control Account Agreement pursuant to this Section 5.11 so long as the Borrower shall cause any and all cash at any time held in the Excluded Account to be swept and deposited on a daily basis into a Controlled Account with a Permitted Third Party Bank which is subject to a Control Account Agreement."

(e)            The Credit Agreement is hereby further amended by deleting "commencing within ninety (90) days after the Closing Date" in the first line of Section 5.15 of the Credit Agreement and substituting "no later than May 17, 2016" in lieu thereof.

(f)             The Credit Agreement is hereby further amended by deleting clause (d) in Section 7.4 thereof in its entirety and substituting in lieu thereof the following:

"(d) Investments made by the Borrower in or to any Subsidiary of the Borrower and by any Subsidiary of the Borrower to the Borrower or in or to another Subsidiary of the Borrower; provided that the aggregate amount of Investments by the Borrower Loan Parties in or to, and Guarantees by the Borrower Loan Parties of Indebtedness of, (i) any Subsidiary of the Borrower that is not a Subsidiary Loan Party (other than an Israel Subsidiary) shall not exceed $1,000,000 in the aggregate for all such Subsidiaries in any Fiscal Year and (ii) any Israel Subsidiary shall not exceed (A) for the Fiscal Year ending December 31, 2016, an amount equal to $3,000,000 in the aggregate for all such Israel Subsidiaries, (B) for the Fiscal Year ending December 31, 2017, an amount equal to 15% of Consolidated EBITDA for the Fiscal Year ending December 31, 2016 (with such limit to be an aggregate amount for all such Israel Subsidiaries), (C) for the Fiscal Year ending December 31, 2018, an amount equal to 12.5% of Consolidated EBITDA for the Fiscal Year ending December 31, 2017 (with such limit to be an aggregate amount for all such Israel Subsidiaries) and (D) for the Fiscal Year ending December 31, 2019, an amount equal to 12.5% of Consolidated EBITDA for the Fiscal Year ending December 31, 2018 (with such limit to be an aggregate amount for all such Israel Subsidiaries); provided, further, that (1) both at the time of and immediately after giving effect to any such Investment, no Default or Event of Default shall have occurred and be continuing or shall result from the making of such Investment, (2) after giving effect to any such Investment, the pro forma Total Leverage Ratio of Borrower and its Subsidiaries shall not exceed the Total Leverage Ratio required under Section 6.1 as of the most recently ended Fiscal Quarter minus 0.25 to 1.00 (and in the case prior to the Fiscal Quarter ended March 31, 2016, such Total Leverage Ratio shall not exceed 2.25:1.00), calculated as if any Borrowing or other Indebtedness used to finance such Investment (if any) had been funded as of the first day of the relevant period of measurement and (3) immediately after giving effect to such Investment the sum of (i)(x) the Aggregate Revolving Commitment Amount minus (y) the aggregate principal amount of all Revolving Credit Exposure plus (ii) cash on hand (that is either unencumbered or in Controlled Accounts) of the Loan Parties is at least $7,500,000;"

(g)            The Credit Agreement is hereby further amended by deleting all references to "Schedule II" contained in the Credit Agreement and substituting in lieu thereof "Schedule I".

(h)            The Credit Agreement is hereby further amended by deleting Schedule I thereto in its entirety and substituting in lieu thereof Schedule I attached hereto.

 (i)            The parties hereto acknowledge that certain Indebtedness of the Loan Parties in the form of letters of credit are outstanding and described on Schedule 7.1 (other than the Letter of Credit dated June 28, 2012 for the benefit of 101 California Venture for the amount of $75,000 (the "101 CA Venture LC")) (such letters of credit (other than the 101 CA Venture LC), collectively, the "Existing Letters of Credit").  The parties hereto further acknowledge that the Existing Letters of Credit are secured by cash collateral in a deposit account described on Schedule 7.2 (the "Existing LC Cash Collateral Account") and in Section 5.11(a)(iii), and that such cash collateral is "Excluded Property" under the Guaranty and Security Agreement.  The Administrative Agent and the Lenders hereby acknowledge and agree that, notwithstanding the terms of the Credit Agreement or any other Loan Document: (i) the Existing Letters of Credit may be replaced from time to time with one or more replacement letters of credit issued by any Person or Persons in favor of the beneficiary of such Existing Letter of Credit that is being replaced (each a "Replacement Letter of Credit") so long as the aggregate stated amount of the Existing Letters of Credit and any Replacement Letters of Credit issued in replacement thereof shall not exceed the aggregate stated amount of the Existing Letters of Credit as of the date hereof, provided that any Replacement Letter of Credit may be outstanding at the same time as its corresponding Existing Letter of Credit  for a reasonable period of time, not to exceed five (5) Business Days, (ii) the cash collateral held in the Existing LC Cash Collateral Account may be used (and such cash may be removed from the Existing LC Cash Collateral Account and deposited into one or more deposit accounts with other financial institutions for the purpose of serving as cash collateral with such deposit accounts subject to a Lien for the benefit of the financial institutions issuing the replacement letters of credit described in clause (i) immediately above) as credit support for such replacement letters of credit described in clause (i) immediately above so long as such cash collateral does not, in the aggregate, exceed $1,182,314, provided that for a reasonable period of time, not to exceed five (5) Business Days, the Existing LC Cash Collateral Account and the accounts holding cash collateral used for the purpose of providing credit support for such Replacement Letters of Credit may both be outstanding and the amount of such cash collateral may exceed $1,182,314 but shall not exceed the aggregate stated amount of the outstanding Existing Letters of Credit and any Replacement Letters of Credit described in clause (i) immediately above, (iii) for purposes of Section 5.11(a)(iii) and the definition of "Excluded Property" in the Guaranty and Security Agreement, the Existing LC Cash Collateral Account and the cash collateral held therein shall be deemed to include any new deposit accounts created for the Replacement Letters of Credit allowed by clause (i) immediately above and any cash collateral used for the purpose of providing credit support for such Replacement Letters of Credit as described in clause (ii) immediately above, and (iv) Funded Debt shall not include the replacement letters of credit described in clause (i) immediately above.

3.  Waiver. Subject to the satisfaction of the conditions set forth in Section 4 below, in reliance on the representations and warranties set forth in Sections 5 and 6 below, and subject to the limitations set forth in Section 7 below, the Lenders hereby waive any Default or Event of Default existing on or prior to the date hereof arising solely under (i) Section 7.4(d) of the Credit Agreement to the extent such Default or Event of Default is attributable to Investments made prior to the Closing Date and (ii) Sections 5.11 and 5.15 of the Credit Agreement.  The foregoing waiver shall not apply to any Default or Event of Default that may arise as a result of any event or circumstance that occurs or continues after the date on which the conditions precedent set forth in Section 4 hereof shall have been met (or duly waived).  The Borrower acknowledges and agrees that the waiver contained in this Section 3 shall not waive or amend (or be deemed to be or constitute an amendment to or waiver of) any other covenant, term or provision in the Credit Agreement or hinder, restrict or otherwise modify the rights and remedies of the Lenders and the Administrative Agent following the occurrence of any other present or future Default or Event of Default under the Credit Agreement or any other Loan Document.  The Borrower and Holdings represent and warrant to the Administrative Agent and the Lenders that, for the period from and including the Closing Date through the date of this Amendment, the Borrower has (x) made Investments pursuant to Section 7.4(d)(ii)(A) in an aggregate amount equal to $27,886 (which Investments are and remain outstanding in such amount as of the date hereof) and (y) made Investments pursuant to Section 7.4(d)(i) in an aggregate amount equal to $453,460 (which Investments are and remain outstanding in such amount as of the date hereof).

4.  Conditions Precedent to Effectiveness.  The effectiveness of this Amendment is subject to the truth and accuracy of the warranties and representations set forth in Sections 5 and 6 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a)            This Amendment, duly executed and delivered by the Borrower, Holdings, the Subsidiary Loan Parties, the Lenders and the Administrative Agent;

(b)            A certificate of the Borrower dated as of the date hereof signed by a Responsible Officer of the Borrower certifying that, immediately before and after giving effect to this Amendment (i) the representations and warranties contained in Article IV of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct as of such earlier date; (ii) since December 31, 2014, there has been no event, development or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and (iii) no Default or Event of Default (other than such Default or Event of Default expressly waived by Section 3 above) has occurred and is continuing as of the date hereof and no Default or Event of Default will exist after giving effect to the amendments contemplated by this Amendment;

(c)           For the account of each Lender that has requested a promissory note in respect of such Lender's Revolving Commitment, a promissory note evidencing such Lender's Revolving Commitment, duly executed by a Responsible Officer of the Borrower;

(d)            A Reaffirmation of Obligations Under Loan Documents (the "Reaffirmation") dated as of the date hereof duly executed by each Loan Party, in the form of Exhibit I attached hereto

(e)            A legal opinion addressed to the Administrative Agent and each of the Lenders from Kramer Levin Naftalis & Frankel LLP, counsel to the Borrower and Holdings, which opinion shall be dated the date hereof and covering such matters relating to the Borrower, Holdings, this Amendment, and the transactions contemplated hereby as the Administrative Agent or the Lenders shall reasonably request;

(f)             A certificate, dated as of the date hereof, signed by the Secretary of the Borrower, together with the resolutions of the Borrower in respect of the authorization and approval of the transactions contemplated by this Amendment;

(g)            Certified copies of all consents, approvals, authorizations, registrations and filings and orders required to be made or obtained under applicable law, if any, or by any Contractual Obligation of each Loan Party, in connection with the execution, delivery, performance, validity and enforceability of this Amendment or any of the transactions contemplated hereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

(h)           The payment of all fees and other amounts due and payable on or prior to the effective date of this Amendment, including (x) reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower and Holdings hereunder and under that certain engagement letter dated February 18, 2016 among the Borrower, Holdings and the Lenders and (y) the fees owing under that certain fee letter dated February 18, 2016 among the Borrower, Holdings and the Lenders; and

(i)              Such other documents as the Administrative Agent may reasonably request.

5.  Representations.  Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that:

(a)            Power and Authority.  Each of the Borrower and the other Loan Parties have the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance of this Amendment.  Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles.

(b)            No Violation.  The execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state or local Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of any Loan Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which any Loan Party is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower, Holdings or any other Loan Party.

(c)            Governmental Approvals.  No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or Holdings or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment against the Borrower or Holdings.

(d)            No Default.  No Default or Event of Default (other than such Default or Event of Default expressly waived by Section 3 above) has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e)          No Impairment.  The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(f)             Solvency.  As of the date hereof, on a pro forma basis after giving effect to the Revolving Commitments contemplated hereby and to all Indebtedness incurred, and to be incurred under such Revolving Commitments, the Borrower and each other Loan Party is Solvent.

6.  Reaffirmation of Representations. Each of the Borrower, Holdings and the Subsidiary Loan Parties hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

7.  No Further Amendments; Ratification of Liability.  Except as expressly amended or waived hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future.  Each of the Borrower, Holdings and the Subsidiary Loan Parties hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Loan Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower, Holdings, the Subsidiary Loan Parties or the Collateral granted to the Administrative Agent and/or the Lenders thereunder.  The Lenders' agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, Holdings, the Subsidiary Loan Parties or the Lenders, or any of them.  This Amendment shall be deemed to be a "Loan Document" for all purposes under the Credit Agreement.  After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

8.  Other Provisions.

(a)            This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

(b)            The Borrower agrees to reimburse the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable and documented legal counsels' fees; provided that such counsel shall be limited to one legal counsel and, to the extent necessary, one local counsel in each relevant jurisdiction for the Administrative Agent and the Lenders, collectively, in each case selected by the Administrative Agent) incurred by the Administrative Agent in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

(c)            THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK) OF THE STATE OF NEW YORK.

(d)            THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

(e)            Each of the Borrower, Holdings and the Subsidiary Loan Parties agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

(f)             THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND TERMS OF THE CREDIT AGREEMENT.  THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY ANY LOAN PARTY UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH A LOAN PARTY IS A PARTY.

IN WITNESS WHEREOF, the Borrower, Holdings, the Subsidiary Loan Parties, the Lenders and the Administrative Agent have caused this First Amendment to Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

INTERACTIVE HOLDING CORP.

By: /s/ Yacov Kaufman
Name: Yacov Kaufman
Title:  Director

By: /s/ Josef Mandelbaum
Name: Josef Mandelbaum
Title:  Director

INCREDITONE INC.

By: /s/ Yacov Kaufman
Name: Yacov Kaufman
Title:  Chief Financial Officer

By: /s/ Josef Mandelbaum
Name: Josef Mandelbaum
Title:  Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

INTERCEPT INTERACTIVE INC.

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

UUU HOLDING, LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

SPARK FLOW LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

JAMBO MEDIA LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

WORLD WEB NETWORK HOLDING COMPANY, LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

SUNTRUST BANK, in its capacities as a Lender and as Administrative Agent By: /s/ Kevin Curtis Name: Kevin Curtis Title: Director

[Signature Page to First Amendment to Credit Agreement]

SILICON VALLEY BANK, as a Lender

By: /s/ Michael Moretti
Name: Michael Moretti
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

CADENCE BANK, as a Lender

By: /s/ Steve Prichett
Name: Steve Prichett
Title: EVP

[End of Signatures]

[Signature Page to First Amendment to Credit Agreement]

SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER is dated as of May 8, 2016 (this "Amendment"), by and among INTERACTIVE HOLDING CORP., a Delaware corporation (the "Borrower"), INCREDITONE INC., a Delaware corporation ("Holdings"), each of the Guarantors party hereto, each of the financial institutions party hereto as "Lenders" (the "Lenders") and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, certain of the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of November 30, 2015, as amended by that certain First Amendment to Credit Agreement dated as of March 4, 2016 (the "Credit Agreement");

WHEREAS, the Administrative Agent and the Lenders have been made aware of certain Events of Default listed on Schedule 1 attached hereto (the "Specified Defaults") that have occurred and are continuing under the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive the Specified Defaults and amend certain provisions of the Credit Agreement, all as more particularly set forth below;

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders are willing to so waive the Specified Defaults and amend the Credit Agreement, all on the terms and conditions contained in this Amendment;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.   Defined Terms.  Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement; provided, that, solely for purposes of this Amendment, Perion Network Ltd. shall be deemed to be included in the definition of the term "Loan Party".

Section 2.   Amendments to Credit Agreement.

(a)            The Credit Agreement is hereby amended by restating Section 5.1(c) thereof in its entirety as follows:

(b)           beginning May 10, 2016 until the occurrence of an Excluded Account Event, on the second Business Day of each calendar week a written report, in form and substance satisfactory to the Administrative Agent, detailing, as of the last Business Day of the immediately prior calendar week (i) the aggregate dollar amount of checks issued and outstanding on the Excluded Account and (ii) the balance on deposit in the Excluded Account;

(c)            The Credit Agreement is hereby amended by deleting "March 31, 2016" in the first line of Section 5.11 of the Credit Agreement and substituting "August 31, 2016" in lieu thereof.

(d)             The Credit Agreement is hereby further amended by restating the last sentence of Section 5.11 thereof in its entirety as follows:

"The parties hereto agree that, prior to August 31, 2016, account number 1894408945 at Comerica Bank (the "Excluded Account") shall not be required to be subject to a Control Account Agreement pursuant to this Section 5.11.  On and after August 31, 2016, the Excluded Account shall either (i) be subject to a Control Account Agreement, (ii) qualify and continue to be maintained as an Unrestricted Account or (iii) be closed (the occurrence of any of the foregoing, an "Excluded Account Event").  Notwithstanding the foregoing, on and after May 8, 2016, the Borrower shall cause any and all cash at any time held in the Excluded Account to be swept and deposited on a daily basis into a Controlled Account with a Permitted Third Party Bank which is subject to a Control Account Agreement; provided, however that the Borrower shall be permitted to maintain a cash balance in the Excluded Account in an amount not exceeding the amount necessary, in Borrower's reasonable discretion, to cover (i) the amount of any checks issued by the Borrower or any of its Subsidiaries that have not cleared the Excluded Account and (ii) expense payables of the Borrower and its Subsidiaries in the ordinary course of business that are due during the next 15 consecutive days."

Section 3.  Waiver.  Subject to the satisfaction of the conditions set forth in Section 4 below, in reliance on the representations and warranties set forth in Sections 5 and 7 below, and subject to the limitations set forth in Section 8 below, the Lenders hereby waive the Specified Defaults.  The Borrower acknowledges and agrees that the waiver contained in this Section 3 shall not waive or amend (or be deemed to be or constitute an amendment to or waiver of) any other covenant, term or provision in the Credit Agreement or hinder, restrict or otherwise modify the rights and remedies of the Lenders and the Administrative Agent following the occurrence of any other present or future Default or Event of Default under the Credit Agreement or any other Loan Document.  The waiver of each Specified Default set forth above is solely with respect to the period(s) corresponding to such Specified Default prior to the date hereof.

Section 4.  Conditions Precedent to Effectiveness.  The effectiveness of this Amendment is subject to the truth and accuracy of the warranties and representations set forth in Sections 5 and 7 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a)               This Amendment, duly executed and delivered by the Borrower, Holdings, the Subsidiary Loan Parties, the Required Lenders and the Administrative Agent;

(b)              A certificate of the Borrower dated as of the date hereof signed by a Responsible Officer of the Borrower certifying that, immediately before and after giving effect to this Amendment (i) the representations and warranties contained in Article IV of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct as of such earlier date; (ii) since December 31, 2014, there has been no event, development or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and (iii) no Default or Event of Default (other than such Default or Event of Default expressly waived by Section 3 above) has occurred and is continuing as of the date hereof and no Default or Event of Default will exist after giving effect to the amendments contemplated by this Amendment;

(c)             A Reaffirmation of Obligations Under Loan Documents (the "Reaffirmation") dated as of the date hereof duly executed by each Loan Party, in the form of Exhibit I attached hereto;

(d)            The payment of all fees and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith) required to be reimbursed or paid by the Borrower and Holdings hereunder; and

(e)               Such other documents as the Administrative Agent may reasonably request.

Section 5.    Representations.  Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that:

(g)            Power and Authority.  Each of the Borrower and the other Loan Parties have the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance of this Amendment.  Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles.

(h)             No Violation.  The execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state or local Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of any Loan Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which any Loan Party is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower, Holdings or any other Loan Party.

(i)              Governmental Approvals.  No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or Holdings or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment against the Borrower or Holdings.

(j)              No Default.  No Default or Event of Default (other than such Default or Event of Default expressly waived by Section 3 above) has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(k)             No Impairment.  The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 6.    [Reserved].

Section 7.    Reaffirmation of Representations. Each of the Borrower, Holdings and the Subsidiary Loan Parties hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

Section 8.    No Further Amendments; Ratification of Liability.  Except as expressly amended or waived hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future.  Each of the Borrower, Holdings and the Subsidiary Loan Parties hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Loan Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower, Holdings, the Subsidiary Loan Parties or the Collateral granted to the Administrative Agent and/or the Lenders thereunder.  The Lenders' agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, Holdings, the Subsidiary Loan Parties or the Lenders, or any of them.  This Amendment shall be deemed to be a "Loan Document" for all purposes under the Credit Agreement.  After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 9.    Other Provisions.

 (g)            This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

 (h)           The Borrower agrees to reimburse the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable and documented legal counsels' fees; provided that such counsel shall be limited to one legal counsel and, to the extent necessary, one local counsel in each relevant jurisdiction for the Administrative Agent and the Lenders, collectively, in each case selected by the Administrative Agent) incurred by the Administrative Agent in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

 (i)             THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK) OF THE STATE OF NEW YORK.

 (j)             THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

 (k)           Each of the Borrower, Holdings and the Subsidiary Loan Parties agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

THE LOAN PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY ANY LOAN PARTY UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH A LOAN PARTY IS A PARTY.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrower, Holdings, the Subsidiary Loan Parties, the Lenders and the Administrative Agent have caused this Second Amendment to Credit Agreement and Waiver to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

INTERACTIVE HOLDING CORP.

By: /s/ Josef Mandelbaum
Name: Josef Mandelbaum
Title: Director

By: /s/ Yacov Kaufman
Name: Yacov Kaufman
Title: Director

INCREDITONE INC.

By: /s/ Josef Mandelbaum
Name: Josef Mandelbaum
Title: Chief Executive Officer

By: /s/ Yacov Kaufman
Name: Yacov Kaufman
Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement and Waiver]

INTERCEPT INTERACTIVE INC.

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

UUU HOLDING, LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

SPARK FLOW LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

JAMBO MEDIA LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

WORLD WEB NETWORK HOLDING COMPANY, LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement and Waiver]

SUNTRUST BANK, in its capacities as a Lender and as Administrative Agent By: /s/ Eric Saxon Name: Eric Saxon Title: Vice President

[Signature Page to Second Amendment to Credit Agreement and Waiver]

SILICON VALLEY BANK, as a Lender

By: /s/ Michael Moretti
Name: Michael Moretti
Title: Managing Director

[Signature Page to Second Amendment to Credit Agreement and Waiver]

CADENCE BANK, as a Lender

By: /s/ Steve Prichett
Name: Steve Prichett
Title: EVP

[End of Signatures]

[Signature Page to Second Amendment to Credit Agreement and Waiver]

THIRD AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER is dated as of October 7, 2016 (this "Amendment"), by and among INTERACTIVE HOLDING CORP., a Delaware corporation (the "Borrower"), INCREDITONE INC., a Delaware corporation ("Holdings"), each of the Guarantors party hereto, each of the financial institutions party hereto as "Lenders" (the "Lenders") and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, certain of the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of November 30, 2015, as amended by that certain First Amendment to Credit Agreement dated as of March 4, 2016 and by that certain Second Amendment to Credit Agreement and Waiver dated as of May 8, 2016 (as so amended, the "Credit Agreement");

WHEREAS, the Administrative Agent and the Lenders have been made aware of certain Defaults and Events of Default listed on Schedule 1 attached hereto (the "Specified Defaults") that have occurred and are continuing under the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive the Specified Defaults and amend certain provisions of the Credit Agreement, all as more particularly set forth below;

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders are willing to so waive the Specified Defaults and amend the Credit Agreement, all on the terms and conditions contained in this Amendment;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.    Defined Terms.  Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

 (d)            The Credit Agreement is hereby amended by deleting the defined terms "Aggregate Revolving Commitment Amount", "Consolidated EBITDA", "Consolidated Fixed Charges", "LC Commitment" and "Swingline Commitment" set forth in Section 1.1 thereof in its entirety and substituting in lieu thereof the following:

"Aggregate Revolving Commitment Amount" shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time.  On October 7, 2016, the Aggregate Revolving Commitment Amount is $2,500,000.

"Consolidated EBITDA" shall mean, for the Borrower and its Subsidiaries for any period, an amount equal to the sum of (i) Consolidated Net Income for such period plus (ii) to the extent deducted in determining Consolidated Net Income for such period and to the extent not excluded from Consolidated Net Income pursuant to the definition thereof, and without duplication, (A) Consolidated Interest Expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation and amortization determined on a consolidated basis in accordance with GAAP, (D) non-cash charges related to the mark-to-market treatment of obligations under Hedging Transactions, (E) any extraordinary, unusual or non-recurring expenses or losses or restructuring charges or costs, all as determined in accordance with GAAP; provided, that, the amount under this clause (E) shall not exceed (x) $1,250,000 in the aggregate for any period of four (4) consecutive Fiscal Quarter period through December 31, 2016 and (y) and $1,000,000 in the aggregate during any Fiscal Year after December 31, 2016; (F) transaction costs and expenses paid in cash in connection with the Related Transactions in an aggregate amount not to exceed $13,756,501; (G) non-cash charges related to the Great Plains accounting software and related services; provided, that, the amount under this clause (G) shall not exceed $650,000 in the aggregate; (H) all non-cash foreign currency exchange losses or charges and non-cash expenses deducted as a result of any grant of Capital Stock to employees, officers or directors for such period (but excluding any non-cash loss, charge or expense that is an accrual of or a reserve for a cash expenditure or payment to be made, or anticipated to be made, in a future period); (I) all non-cash expenses allocated by the Parent to the Borrower related to headcount at the Israel development cost center for the benefit of the Borrower in an aggregate amount not to exceed (x) for the Fiscal Year ending December 31, 2016, $1,750,000, (y) for the Fiscal Year ending December 31, 2017, $2,500,000 and (z) for the Fiscal Year ending December 31, 2018, 3,750,000; provided that, for purposes of calculating compliance with the financial covenants set forth in Article VI, to the extent that during such period any Borrower Loan Party shall have consummated a Permitted Acquisition or other Acquisition approved in writing by the Required Lenders, or any sale, transfer or other disposition of any Person, business, property or assets, Consolidated EBITDA shall be calculated on a Pro Forma Basis with respect to such Person, business, property or assets so acquired or disposed of.  Notwithstanding the foregoing, but subject to any adjustment set forth above with respect to the immediately preceding proviso, Consolidated EBITDA shall be $10,118,601, $667,379, $6,920,800 and $6,645,632 for the Fiscal Quarters ended December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, respectively.

"Consolidated Fixed Charges" shall mean, for the Borrower and its Subsidiaries for any period, the sum (without duplication) of (i) Consolidated Interest Expense for such period, (ii) scheduled principal payments made on Consolidated Total Debt (including the Term Loan but excluding the Revolving Loans) during such period (as such scheduled principal payments may be reduced as a result of any voluntary or mandatory prepayments of the principal amounts of such Indebtedness for such period or any prior period) and (iii) payments in respect of Capital Lease Obligations of the Borrower and its Subsidiaries during such period.  For purposes of calculating the Consolidated Fixed Charges for the four quarters ending December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, scheduled payments of principal of Consolidated Total Debt shall be deemed to be $625,000 for each such quarter.  For purposes of calculating Consolidated Fixed Charges for the December 31, 2015 determination date, Consolidated Interest Expense shall be deemed to be $3,000,000.  For the March 31, 2016 through December 31, 2016 determination dates, Consolidated Interest Expense shall be determined on a cumulative basis for the period beginning January 1, 2016 and ending on the applicable date of determination and annualized.  For the determination dates ending March 31, 2017 and thereafter, Consolidated Interest Expense shall be determined on a trailing four quarter basis.

"LC Commitment" shall mean that portion of the Aggregate Revolving Commitments that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $2,500,000.

"Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $2,500,000.

 (e)           The Credit Agreement is hereby further amended by adding the following new defined term "Third Amendment Effective Date" to Section 1.1 thereof in the appropriate alphabetical order:

"Third Amendment Effective Date" shall mean October 7, 2016.

 (f)              The Credit Agreement is hereby further amended by deleting the first grid immediately under the heading "COMMITMENT AMOUNTS" on Schedule I attached thereto and substituting in lieu thereof the following:

Lender	Revolving Commitment	Term Loan Commitment Amount
SunTrust Bank	$833,333.34	$0
Silicon Valley Bank	$833,333.33	$0
Cadence Bank	$833,333.33	$0

TOTAL	$2,500,000	$0

     (g)         The Credit Agreement is hereby further amended by deleting clause (c) of Section 5.11 thereof in its entirety and substituting in lieu thereof the following:

"(c)         at any time after the occurrence and during the continuance of an Event of Default, at the request of the Administrative Agent or the Required Lenders, Holdings and the Borrower will, and will cause each other Loan Party to, cause all payments constituting proceeds of accounts or other Collateral to be directed into deposit accounts that are subject to Control Account Agreements. The parties hereto agree that account number 1894408945 at Comerica Bank (the "Excluded Account") shall not be required to be subject to a Control Account Agreement pursuant to this Section 5.11.  On or prior to May 31, 2017, the Excluded Account shall be closed (such closure, an "Excluded Account Event").  Notwithstanding the foregoing, at all times prior to May 31, 2017, the Borrower shall cause any and all cash (except as provided in the proviso in this Section 5.11(c)) at any time held in the Excluded Account to be swept and deposited on a daily basis into a Controlled Account with a Permitted Third Party Bank which is subject to a Control Account Agreement; provided, however, that the Borrower may maintain a balance of $2000 at all times in the Excluded Account to pay wiring and other banking fees to Comerica Bank."

 (h)             The Credit Agreement is hereby further amended by deleting Section 6.1 thereof (Total Leverage Ratio) in its entirety and substituting in lieu thereof the following:

"Section 6.1.         Total Leverage Ratio.  The Borrower will not permit the Total Leverage Ratio, as of the last day of each Fiscal Quarter specified below, to exceed the ratio set forth below opposite such corresponding Fiscal Quarter:

Fiscal Quarter	Total Leverage Ratio

Each Fiscal Quarter ending on or	2.50:1.00
prior to March 31, 2016

Fiscal Quarter ending	2.50:1.00
June 30, 2016

Fiscal Quarter ending	2.75:1.00
September 30, 2016

Fiscal Quarter ending	2.95:1.00
December 31, 2016

Fiscal Quarter ending	2.95:1.00
March 31, 2017

Fiscal Quarter ending	2.75:1.00
June 30, 2017

Fiscal Quarter ending	2.50:1.00
September 30, 2017

Fiscal Quarter ending	2.50:1.00
December 31, 2017

Fiscal Quarter ending	2.25:1.00
March 31, 2018

Fiscal Quarter ending	2.00:1.00
June 30, 2018

Fiscal Quarter ending	1.75:1.00
September 30, 2018

Fiscal Quarter ending	1.75:1.00
December 31, 2018 and each
Fiscal Quarter thereafter"

(i)              The Credit Agreement is hereby further amended by deleting Section 6.2 thereof (Fixed Charge Coverage Ratio) in its entirety and substituting in lieu thereof the following:

"Section 6.2.    Fixed Charge Coverage Ratio.  The Borrower will not permit the Fixed Charge Coverage Leverage Ratio, as of the last day of each Fiscal Quarter specified below, to be less than the ratio set forth below opposite such corresponding Fiscal Quarter:

Fiscal Quarter	Fixed Charge Coverage Ratio

Each Fiscal Quarter ending on or	2.00:1.00
prior to March 31, 2016

Fiscal Quarter ending	2.00:1.00
June 30, 2016

Fiscal Quarter ending	1.50:1.00
September 30, 2016

Fiscal Quarter ending	1.50:1.00
December 31, 2016

Fiscal Quarter ending	1.50:1.00
March 31, 2017

Fiscal Quarter ending	1.50:1.00
June 30, 2017

Fiscal Quarter ending	1.55:1.00
September 30, 2017

Fiscal Quarter ending	1.60:1.00
December 31, 2017

Fiscal Quarter ending	1.60:1.00
March 31, 2018

Fiscal Quarter ending	1.75:1.00
June 30, 2018

Fiscal Quarter ending	1.75:1.00
September 30, 2018

Fiscal Quarter ending	2.00:1.00
December 31, 2018 and each
Fiscal Quarter thereafter"

(j)             The Credit Agreement is hereby further amended by deleting Section 7.4(d) thereof in its entirety and substituting in lieu thereof the following:

(d)             Investments made by the Borrower in or to any Subsidiary of the Borrower and by any Subsidiary of the Borrower to the Borrower or in or to another Subsidiary of the Borrower; provided that the aggregate amount of Investments by the Borrower Loan Parties in or to, and Guarantees by the Borrower Loan Parties of Indebtedness of, any Subsidiary of the Borrower that is not a Subsidiary Loan Party shall not exceed $2,000,000 in the aggregate at any time outstanding (the "Investment Cap"); provided further that Investments made prior to the Third Amendment Effective Date by the Borrower Loan Parties in or to, and Guarantees by the Borrower Loan Parties of Indebtedness of, any Subsidiary of the Borrower that is not a Subsidiary Loan Party, and that are described on Schedule 7.4(a) (which Schedule shall include the outstanding amount of all such Investments set forth on such Schedule as of the Third Amendment Effective Date) shall be excluded for purposes of determining compliance with this clause (d) as it relates to the Investment Cap.

(k)            The Credit Agreement is hereby further amended by adding ", 5.11(c)" immediately after the reference therein to "5.9" in Section 8.1(d) thereof.

(l)             The Credit Agreement is hereby further amended by deleting Section 8.1(h) thereof in its entirety and substituting in lieu thereof the following:

"(h)           Holdings or any of its Subsidiaries (other than Foreign Subsidiaries that are Immaterial Subsidiaries liquidated and dissolved in accordance with Section 7.3(a)(iv)) shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in subsection (i) of this Section, (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for Holdings or any such Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or"

(m)           The Credit Agreement is hereby further amended by adding Schedule 7.4(a) attached hereto.

Section 3.    Waiver and Acknowledgment.

(a)            Subject to the satisfaction of the conditions set forth in Section 4 below, in reliance on the representations and warranties set forth in Sections 5 and 7 below, and subject to the limitations set forth in Section 8 below, the Lenders hereby waive the Specified Defaults.  The Borrower acknowledges and agrees that the waiver contained in this Section 3 shall not waive or amend (or be deemed to be or constitute an amendment to or waiver of) any other covenant, term or provision in the Credit Agreement or hinder, restrict or otherwise modify the rights and remedies of the Lenders and the Administrative Agent following the occurrence of any other present or future Default or Event of Default under the Credit Agreement or any other Loan Document.  The waiver of each Specified Default set forth above is solely with respect to the period(s) corresponding to such Specified Default prior to the date hereof.

(b)           Notwithstanding anything to the contrary contained in the Credit Agreement (as amended by this Amendment), the Administrative Agent and the Required Lenders acknowledge and agree that (i) they have received notice that U.U.U.I. Undertone Israel Ltd., a private limited liability company organized under the laws of Israel ("U.U.U.I."), has been designated by the Borrower as an Immaterial Subsidiary, (ii) the liquidation and dissolution of U.U.U.I. is not materially disadvantageous to the Lenders and (iii) the proposed conversion of intercompany loans in the aggregate amount of approximately $12,000,000 made by Intercept Interactive Inc. to each of World Web Network Ltd. and World Web Network GmbH to equity will not be a Default  and, if such conversion has occurred prior to the effectiveness of this Amendment, is not a Default, under the Credit Agreement (as amended by this Amendment), including but not limited to Section 7.4(d) thereof; provided, that, such acknowledgment and agreement are conditioned upon there being no adverse effect on the Lenders as a result of such conversion (other than the fact that Intercept Interactive Inc. would no longer hold an intercompany receivable in the amount of approximately $12,000,000).

Section 4.   Conditions Precedent to Effectiveness.  The effectiveness of this Amendment is subject to the truth and accuracy of the warranties and representations set forth in Sections 5 and 7 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a)            This Amendment, duly executed and delivered by the Borrower, Holdings, the Subsidiary Loan Parties, the Required Lenders and the Administrative Agent;

(b)           A certificate of the Borrower dated as of the date hereof signed by a Responsible Officer of the Borrower certifying that, immediately before and after giving effect to this Amendment (i) the representations and warranties contained in Article IV of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct as of such earlier date; (ii) since December 31, 2015, there has been no event, development or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and (iii) no Default or Event of Default (other than such Default or Event of Default expressly waived by Section 3 above) has occurred and is continuing as of the date hereof and no Default or Event of Default will exist after giving effect to the amendments contemplated by this Amendment;

(c)             A certified copy of resolutions adopted by the Board of Directors of the Borrower authorizing and approving the transactions contemplated by this Amendment;

(d)            Evidence that the Borrower shall have received an indirect cash equity contribution from the Parent immediately prior to the effectiveness of this Amendment in the amount of $4,000,000 and payment by the Borrower in an amount equal to $2,000,000 in immediately available funds to be applied as a prepayment to the outstanding principal amount of the Term Loans in accordance with Section 6 of this Amendment;

 (e)            A Reaffirmation of Obligations Under Loan Documents (the "Reaffirmation") dated as of the date hereof duly executed by each Loan Party and the Parent, in the form of Exhibit I attached hereto;

 (f)            The payment of all fees and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith) required to be reimbursed or paid by the Borrower and Holdings hereunder; and

 (g)           Such other documents as the Administrative Agent may reasonably request.

Section 5.    Representations.  Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that:

 (l)            Power and Authority.  Each of the Borrower and the other Loan Parties have the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance of this Amendment.  Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles.

(m)            No Violation.  The execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state or local Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of any Loan Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which any Loan Party is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower, Holdings or any other Loan Party.

 (n)           Governmental Approvals.  No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or Holdings or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment against the Borrower or Holdings.

(o)             No Default.  No Default or Event of Default (other than such Default or Event of Default expressly waived by Section 3 above) has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(p)            No Impairment.  The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 6.  Common Equity Capital Contribution/Prepayment of Term Loans/Agreement regarding EBITDA Addback.

(a)            The parties hereto acknowledge and agree that (i) the prepayment made by the Borrower in the amount of $2,000,000 on September 29, 2016 was irrevocable and was applied as a prepayment to the Term Loans on such date to the principal installments of the Term Loans in inverse order of maturity (notwithstanding anything to the contrary in the Credit Agreement) and (ii) the prepayment made by the Borrower in the amount of $2,000,000 (described in Section 4(d) of this Amendment) shall be irrevocable and applied as a prepayment to the Term Loans on the date hereof to the principal installments of the Term Loans in inverse order of maturity (notwithstanding anything to the contrary in the Credit Agreement).  Such prepayment described in clause (ii) immediately above shall be made pro rata to the Lenders based on their Pro Rata Shares of the Term Loans.  The Administrative Agent and the Lenders waive any prior notice requirements under the Credit Agreement in respect of such prepayment.

(b)           Each of Holdings and the Borrower acknowledge and agree that the $2,000,000 used to make the prepayment described in clause (a)(ii) immediately above (together with the additional $2,000,000 cash equity contribution that was received from the Parent at the same time) was received as a common equity capital contribution from the Parent to Holdings, which in turn was used by Holdings to make a common equity capital contribution into the Borrower, and such contributions do not qualify as, and will not be included as, an "Excluded Equity Contribution" or a "Specified Equity Contribution" under and as defined in the Credit Agreement.

(c)            The Loan Parties acknowledge and agree that (i) the expenses described in clause (I) of the definition of "Consolidated EBITDA" shall not be paid, repaid or reimbursed by any Loan Party to any other Person, whether in cash or otherwise, and (ii) the Loan Parties will not, and will not allow or permit any of their Subsidiaries to, set off against any obligation or liability owing to such Loan Party, whether directly or indirectly, on account of, or in respect of, any of the expenses described in clause (I) of the definition of "Consolidated EBITDA".

Section 7.    Reaffirmation of Representations. Each of the Borrower, Holdings and the Subsidiary Loan Parties hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

Section 8.    No Further Amendments; Ratification of Liability.  Except as expressly amended or waived hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future.  Each of the Borrower, Holdings and the Subsidiary Loan Parties hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Loan Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower, Holdings, the Subsidiary Loan Parties or the Collateral granted to the Administrative Agent and/or the Lenders thereunder.  The Lenders' agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, Holdings, the Subsidiary Loan Parties or the Lenders, or any of them.  This Amendment shall be deemed to be a "Loan Document" for all purposes under the Credit Agreement.  After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 9.    Other Provisions.

 (l)            This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

 (m)          The Borrower agrees to reimburse the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable and documented legal counsels' fees; provided that such counsel shall be limited to one legal counsel and, to the extent necessary, one local counsel in each relevant jurisdiction for the Administrative Agent and the Lenders, collectively, in each case selected by the Administrative Agent) incurred by the Administrative Agent in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

 (n)          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK) OF THE STATE OF NEW YORK.

 (o)           THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

 (p)            Each of the Borrower, Holdings and the Subsidiary Loan Parties agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

THE LOAN PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY ANY LOAN PARTY UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH A LOAN PARTY IS A PARTY.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrower, Holdings, the Subsidiary Loan Parties, the Lenders and the Administrative Agent have caused this Third Amendment to Credit Agreement and Waiver to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

INTERACTIVE HOLDING CORP.

By: /s/ Yacov Kaufman
Name: Yacov Kaufman
Title: Director

By: /s/ Josef Mandelbaum
Name: Josef Mandelbaum
Title: Director

INCREDITONE INC.

By: /s/ Yacov Kaufman
Name: Yacov Kaufman
Title: Chief Financial Officer

By: /s/ Josef Mandelbaum
Name: Josef Mandelbaum
Title: Chief Executive Officer

 [Signature Page to Third Amendment Credit Agreement and Limited Waiver]

INTERCEPT INTERACTIVE INC.

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

UUU HOLDING, LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

SPARK FLOW LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

JAMBO MEDIA LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

WORLD WEB NETWORK HOLDING COMPANY, LLC

By: /s/ Michael Waxman-Lenz
Name: Michael Waxman-Lenz
Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement and Limited Waiver]

SUNTRUST BANK, in its capacities as a Lender and as Administrative Agent By: /s/ Kevin Curtis Name: Kevin Curtis Title: Director

[Signature Page to Third Amendment to Credit Agreement and Limited Waiver]

SILICON VALLEY BANK, as a Lender

By: /s/ Michael Moretti
Name: Michael Moretti
Title: MD

[Signature Page to Third Amendment to Credit Agreement and Limited Waiver]

CADENCE BANK, as a Lender

By: /s/ Steve Prichett
Name: Steve Prichett
Title: EVP

[End of Signatures]

[Signature Page to Third Amendment to Credit Agreement and Limited Waiver]

FOURTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER is dated as of March 6, 2018 (this “Amendment”), by and among INTERACTIVE HOLDING CORP., a Delaware corporation (the “Borrower”), INCREDITONE INC., a Delaware corporation (“Holdings”), each of the financial institutions party hereto as “Lenders” (the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, certain of the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of November 30, 2015, as amended by that certain First Amendment to Credit Agreement dated as of March 4, 2016, as further amended by that certain Second Amendment to Credit Agreement and Waiver dated as of May 8, 2016 and as further amended by that certain Third Amendment to Credit Agreement and Limited Waiver dated as of October 7, 2016 (as so amended, the “Credit Agreement”);

WHEREAS, the Administrative Agent and the Lenders have been made aware of certain Defaults and/or Events of Default listed on Schedule A attached hereto (the “Specified Defaults”) that have occurred and are continuing under the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive the Specified Defaults and amend certain provisions of the Credit Agreement, all as more particularly set forth below;

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders are willing to so waive the Specified Defaults and amend the Credit Agreement, all on the terms and conditions contained in this Amendment;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Defined Terms.  Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

Section 2.  Amendments to Credit Agreement.

(a)           The Credit Agreement is hereby amended by deleting the defined terms “Aggregate Revolving Commitment Amount”, “LC Commitment” and “Swingline Commitment” set forth in Section 1.1 thereof in its entirety and substituting in lieu thereof the following:

“Aggregate Revolving Commitment Amount” shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time.  On March 6, 2018, the Aggregate Revolving Commitment Amount is $0.

“LC Commitment” shall mean that portion of the Aggregate Revolving Commitments that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $0.

“Swingline Commitment” shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $0.

(b)           The Credit Agreement is hereby further amended by adding the following new defined term “Designated Term Loan Prepayment” to Section 1.1 thereof in the appropriate alphabetical order:

“Designated Term Loan Prepayment” shall have the meaning set forth in Section 2.11(b).

(c)           The Credit Agreement is hereby further amended by deleting the table set forth in Section 2.9(b) thereof in its entirety and substituting in lieu thereof the following:

Installment Date	Principal Amount
March 31, 2016	$625,000
June 30, 2016	$625,000
September 30, 2016	$625,000
December 31, 201	$625,000
March 31, 2017	$937,500
June 30, 2017	$937,500
September 30, 2017	$937,500
December 31, 2017	$937,500
March 31, 2018	$1,074,412.66
June 30, 2018	$1,074,412.66
September 30, 2018	$1,074,412.66
December 31, 2018	$1,074,412.66
March 31, 2019	$1,074,412.66
June 30, 2019	$1,074,412.66
September 30, 2019	$1,074,412.66
Maturity Date	All Term Loans outstanding

(d)          The Credit Agreement is hereby further amended by adding “(a)” immediately before the first sentence of Section 2.11 and adding the following Section 2.11(b) immediately following Section 2.11(a) as follows:

(b)          Notwithstanding anything to the contrary contained in Section 2.11(a), the Borrower shall have the right to make prepayments of Term Loans in accordance with the terms of this clause (b) (each a “Designated Term Loan Prepayment”), by giving written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent no later than three (3) Business Days prior to the date of such prepayment (or such shorter period as the Administrative Agent may agree) and designating such prepayment as a Designated Term Loan Prepayment in such notice to be applied in accordance with this Section 2.11(b) and whether such Designated Term Loan Prepayment is the “first” or “second” Designated Term Loan Prepayment.  Each such notice shall be irrevocable and shall specify the proposed date of such prepayment.  Upon receipt of any such notice, the Administrative Agent shall promptly notify each affected Lender of the contents thereof and of such Lender’s Pro Rata Share of any such prepayment.  If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with Section 2.13(d); provided that if a Eurodollar Borrowing is prepaid on a date other than the last day of an Interest Period applicable thereto, the Borrower shall also pay all amounts required pursuant to Section 2.19.  In order to qualify as a “Designated Term Loan Prepayment”, such prepayment must comply with each of the following limitations and requirements: (i) there shall be no more than two (2) Designated Term Loan Prepayments during the term of this Agreement, (ii) each Designated Term Loan Prepayment shall be in an amount equal to $2,000,000 and (iii) each Designated Term Loan Prepayment shall be applied to the principal balance of the Term Loans in inverse order of maturity and made pro rata to the Lenders based on their Pro Rata Shares of the Term Loans.  For the avoidance of doubt, in respect of each Fiscal Quarter, the Borrower shall maintain the financial ratio tests set forth in Sections 6.1 and 6.2 as in effect on the last day of such Fiscal Quarter notwithstanding any Designated Term Loan Prepayment made following the end of such Fiscal Quarter.  Any change to such financial ratio tests triggered by the Borrower making a Designated Term Loan Prepayment shall not apply to any Fiscal Quarter ending prior to the date that such Designated Term Loan Prepayment is made but only apply to those Fiscal Quarters ending on or after the date on which such Designated Term Loan Prepayment is made.  For the avoidance of doubt, if the Borrower makes both Designated Term Loan Prepayments permitted by this Section 2.11(b) on the same day in a single payment, the Borrower shall be deemed to receive the benefit of the third paragraphs of Sections 6.1 and 6.2 hereof on and after such date.

(e)           The Credit Agreement is hereby further amended by deleting Section 6.1 thereof in its  entirety and substituting in lieu thereof the following:

“Section 6.1.          Total Leverage Ratio.  Until the receipt by the Administrative Agent of a Designated Term Loan Prepayment in accordance with Section 2.11(b) hereof, the Borrower will not permit the Total Leverage Ratio, as of the last day of each Fiscal Quarter specified below, to exceed the ratio set forth below opposite such corresponding Fiscal Quarter:

Fiscal Quarter	Total Leverage Ratio

Each Fiscal Quarter ending on or	2.50:1.00
prior to March 31, 2016

Fiscal Quarter ending	2.50:1.00
June 30, 2016

Fiscal Quarter ending	2.75:1.00
September 30, 2016

Fiscal Quarter ending	2.95:1.00
December 31, 2016

Fiscal Quarter ending	2.95:1.00
March 31, 2017

Fiscal Quarter ending	2.75:1.00
June 30, 2017

Fiscal Quarter ending	2.50:1.00
September 30, 2017

Fiscal Quarter ending	2.50:1.00
December 31, 2017

Fiscal Quarter ending	2.65:1.00
March 31, 2018

Fiscal Quarter ending	2.40:1.00
June 30, 2018

Fiscal Quarter ending	2.35:1.00
September 30, 2018

Fiscal Quarter ending	1.75:1.00
December 31, 2018 and each
Fiscal Quarter thereafter

Notwithstanding the foregoing, commencing on the date a Designated Term Loan Prepayment is received by the Administrative Agent (but prior to the date a second Designated Term Loan Prepayment is received by the Administrative Agent), the Borrower will not permit the Total Leverage Ratio, as of the last day of each Fiscal Quarter specified below, to exceed the ratio set forth below opposite such corresponding Fiscal Quarter:

Fiscal Quarter ending	2.75:1.00
March 31, 2018

Fiscal Quarter ending	2.55:1.00
June 30, 2018

Fiscal Quarter ending	2.50:1.00
September 30, 2018

Fiscal Quarter ending	2.00:1.00
December 31, 2018

Fiscal Quarter ending	1.75:1.00
March 31, 2019 and each Fiscal Quarter thereafter

Notwithstanding the foregoing, commencing on the date a second Designated Term Loan Prepayment is received by the Administrative Agent, the Borrower will not permit the Total Leverage Ratio, as of the last day of each Fiscal Quarter specified below, to exceed the ratio set forth below opposite such corresponding Fiscal Quarter:

Fiscal Quarter ending	2.75:1.00
March 31, 2018

Fiscal Quarter ending	2.70:1.00
June 30, 2018

Fiscal Quarter ending	2.70:1.00
September 30, 2018

Fiscal Quarter ending	2.25:1.00
December 31, 2018

Fiscal Quarter ending	2.00:1.00
March 31, 2019

Fiscal Quarter ending	1.75:1.00
June 30, 2019 and each
Fiscal Quarter thereafter”

(f)           The Credit Agreement is hereby further amended by deleting Section 6.2 thereof in its entirety and substituting in lieu thereof the following:

“Section 6.2.          Fixed Charge Coverage Ratio.  Until the receipt by the Administrative Agent of a Designated Term Loan Prepayment in accordance with Section 2.11(b) hereof, the Borrower will not permit the Fixed Charge Coverage Leverage Ratio, as of the last day of each Fiscal Quarter specified below, to be less than the ratio set forth below opposite such corresponding Fiscal Quarter:

Fiscal Quarter	Fixed Charge Coverage Ratio

Each Fiscal Quarter ending on or	2.00:1.00
prior to March 31, 2016

Fiscal Quarter ending	2.00:1.00
June 30, 2016

Fiscal Quarter ending	1.50:1.00
September 30, 2016

Fiscal Quarter ending	1.50:1.00
December 31, 2016

Fiscal Quarter ending	1.50:1.00
March 31, 2017

Fiscal Quarter ending	1.50:1.00
June 30, 2017

Fiscal Quarter ending	1.55:1.00
September 30, 2017

Fiscal Quarter ending	1.60:1.00
December 31, 2017

Fiscal Quarter ending	1.20:1.00
March 31, 2018

Fiscal Quarter ending	1.45:1.00
June 30, 2018

Fiscal Quarter ending	1.45:1.00
September 30, 2018

Fiscal Quarter ending	1.70:1.00
December 31, 2018

Fiscal Quarter ending	1.70:1.00
March 31, 2019

Fiscal Quarter ending	2.00:1.00
June 30, 2019 and each
Fiscal Quarter thereafter

Notwithstanding the foregoing, commencing on the date a Designated Term Loan Prepayment is received by the Administrative Agent (but prior to the date a second Designated Term Loan Prepayment is received by the Administrative Agent), the Borrower will not permit the Fixed Charge Coverage Leverage Ratio, as of the last day of each Fiscal Quarter specified below, to be less than the ratio set forth below opposite such corresponding Fiscal Quarter:

Fiscal Quarter ending	1.15:1.00
March 31, 2018

Fiscal Quarter ending	1.40:1.00
June 30, 2018

Fiscal Quarter ending	1.40:1.00
September 30, 2018

Fiscal Quarter ending	1.60:1.00
December 31, 2018

Fiscal Quarter ending	1.60:1.00
March 31, 2019

Fiscal Quarter ending	1.95:1.00
June 30, 2019

Fiscal Quarter ending	2.00:1.00
September 30, 2019 and each
Fiscal Quarter thereafter

Notwithstanding the foregoing, commencing on the date a second Designated Term Loan Prepayment is received by the Administrative Agent, the Borrower will not permit the Fixed Charge Coverage Leverage Ratio, as of the last day of each Fiscal Quarter specified below, to be less than the ratio set forth below opposite such corresponding Fiscal Quarter:

Fiscal Quarter ending	1.10:1.00
March 31, 2018

Fiscal Quarter ending	1.30:1.00
June 30, 2018

Fiscal Quarter ending	1.30:1.00
September 30, 2018

Fiscal Quarter ending	1.50:1.00
December 31, 2018

Fiscal Quarter ending	1.50:1.00
March 31, 2019

Fiscal Quarter ending	1.85:1.00
June 30, 2019

Fiscal Quarter ending	2.00:1.00
September 30, 2019 and each
Fiscal Quarter thereafter”

(g)          The Credit Agreement is hereby further amended by substituting the notice address for Holdings set forth in Section 10.1(a)(i) thereof with the following address:

“To Holdings:                                       Increditone Inc.
340 Madison Avenue, 8th Floor
New York, New York 10173
Attention: Liran Buskila
Facsimile Number: (212) 685-8001
Telephone Number: (646) 588-3607
Email: lbouskila@undertone.com

With a copy to (for
Information purposes only):               Perion Network Ltd.
Azrieli Center 1, Building A, 4th Floor
26 Harokmim St.
Holon, 5885849 Israel
Attention: Sharon Shachak/Maoz Sagron
Facsimile Number: +972-3-603-1585
Telephone Number: + 972-73-398-1302/
    +972-73-398-1001
Email: sharons@perion.com/maozs@perion.com

and

Mayer Brown LLP
1221 Avenue of the Americas
New York, New York 10020
Attention: Mae Rogers
Facsimile Number: (212) 849-5737
Email: mrogers@mayerbrown.com”

(h)          The Credit Agreement is hereby further amended by deleting Schedule I thereto in its entirety and substituting in lieu thereof Schedule I attached hereto.

Section 3.  Waiver and Acknowledgment.  Subject to the satisfaction of the conditions set forth in Section 4 below, in reliance on the representations and warranties set forth in Sections 5 and 7 below, and subject to the limitations set forth in Section 8 below, the Lenders hereby waive the Specified Defaults.  The Borrower acknowledges and agrees that the waiver contained in this Section 3 shall not waive or amend (or be deemed to be or constitute an amendment to or waiver of) any other covenant, term or provision in the Credit Agreement or hinder, restrict or otherwise modify the rights and remedies of the Lenders and the Administrative Agent following the occurrence of any other present or future Default or Event of Default under the Credit Agreement or any other Loan Document.  The waiver of each Specified Default set forth above is solely with respect to the period(s) corresponding to such Specified Default prior to the date hereof.

Section 4.  Conditions Precedent to Effectiveness.  The effectiveness of this Amendment is subject to the truth and accuracy of the warranties and representations set forth in Sections 5 and 7 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a)          This Amendment, duly executed and delivered by the Borrower, Holdings, the Lenders and the Administrative Agent;

(b)          A certificate of the Borrower dated as of the date hereof signed by a Responsible Officer of the Borrower certifying that, immediately before and after giving effect to this Amendment (i) the representations and warranties contained in Article IV of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct as of such earlier date; (ii) since December 31, 2016, there has been no event, development or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and (iii) no Default or Event of Default (other than such Default or Event of Default expressly waived by Section 3 above) has occurred and is continuing as of the date hereof and no Default or Event of Default will exist after giving effect to the amendments contemplated by this Amendment;

(c)          A certified copy of resolutions adopted by the Board of Directors of the Borrower authorizing and approving the transactions contemplated by this Amendment;

(d)          Evidence that the Borrower shall have received an indirect cash equity contribution from the Parent immediately prior to the effectiveness of this Amendment in the amount of $8,000,000 and payment by the Borrower in an amount equal to $8,000,000 in immediately available funds to be applied as a prepayment to the outstanding principal amount of the Term Loans in accordance with Section 6 of this Amendment;

(e)          A Reaffirmation of Obligations Under Loan Documents (the “Reaffirmation”) dated as of the date hereof duly executed by each Loan Party and the Parent, in the form of Exhibit I attached hereto;

(f)          The payment of all fees and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including the fees described in Section 9(b) hereof as well as reasonable fees, charges and disbursements of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith) required to be reimbursed or paid by the Borrower and Holdings hereunder;

(g)          Delivery of the financial statements and corresponding executed Compliance Certificate required by Sections 5.1(b) and 5.1(d) of the Credit Agreement in respect of the Fiscal Quarter ending December 31, 2017; and

(g)          Such other documents as the Administrative Agent may reasonably request.

Section 5.  Representations.  Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that:

(a)          Power and Authority.  Each of the Borrower and the other Loan Parties have the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance of this Amendment.  Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

(b)          No Violation.  The execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state or local Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of any Loan Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which any Loan Party is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower, Holdings or any other Loan Party.

(c)          Governmental Approvals.  No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or Holdings or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment against the Borrower or Holdings.

(d)          No Default.  No Default or Event of Default (other than such Default or Event of Default expressly waived by Section 3 above) has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e)          No Impairment.  The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 6.  Common Equity Capital Contribution/Prepayment of Term Loans/Agreements and Consents.

(a)          The parties hereto acknowledge and agree that the prepayment made by the Borrower in the amount of $8,000,000 (described in Section 4(d) of this Amendment) shall be irrevocable and applied as a prepayment to the Term Loans on the date hereof to the principal installments of the Term Loans in inverse order of maturity (notwithstanding anything to the contrary in the Credit Agreement).  Such prepayment described in the sentence immediately above shall be made pro rata to the Lenders based on their Pro Rata Shares of the Term Loans.  The Administrative Agent and the Lenders waive any prior notice requirements under the Credit Agreement in respect of such prepayment.

(b)          Each of Holdings and the Borrower acknowledge and agree that the $8,000,000 used to make the prepayment described in clause (a) immediately above was received as a common equity capital contribution from the Parent to Holdings, which in turn was used by Holdings to make a common equity capital contribution into the Borrower, and such contributions do not qualify as, and will not be included as, an “Excluded Equity Contribution” or a “Specified Equity Contribution” under and as defined in the Credit Agreement.

(c)          Each Loan Party hereby acknowledges and agrees that, as of the date hereof and after giving effect to the prepayment described in Section 4(d) of this Amendment, the aggregate principal amount of all outstanding Term Loans equals $24,345,301.24.

Section 7.  Reaffirmation of Representations. Each of the Borrower, Holdings and the Subsidiary Loan Parties hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

Section 8.  No Further Amendments; Ratification of Liability.  Except as expressly amended or waived hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future.  Each of the Borrower, Holdings and the Subsidiary Loan Parties hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Loan Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower, Holdings, the Subsidiary Loan Parties or the Collateral granted to the Administrative Agent and/or the Lenders thereunder.  The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, Holdings, the Subsidiary Loan Parties or the Lenders, or any of them.  This Amendment shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.  After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.  The amendments contained herein shall be deemed to have prospective application only.

Section 9.  Other Provisions.

(a)          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

(b)          The Borrower agrees to reimburse the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable and documented legal counsels’ fees; provided that such counsel shall be limited to one legal counsel and, to the extent necessary, one local counsel in each relevant jurisdiction for the Administrative Agent and the Lenders, collectively, in each case selected by the Administrative Agent) incurred by the Administrative Agent in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.  The Borrower agrees to pay (x) a consent fee to each of the Lenders that delivers an executed signature page to this Amendment in an amount equal to 0.30% multiplied by the outstanding principal balance of the Term Loan held by such Lender immediately after giving effect to the payment described in Section 4(d) hereof and (y) such other fees as are contained in a separate fee letter among the Borrower, Holdings and the Administrative Agent or its affiliates.

(c)          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK) OF THE STATE OF NEW YORK.

(d)          THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

(e)          Each of the Borrower, Holdings and the Subsidiary Loan Parties agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

     THE LOAN PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY ANY LOAN PARTY UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH A LOAN PARTY IS A PARTY.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrower, Holdings, the Subsidiary Loan Parties, the Lenders and the Administrative Agent have caused this Fourth Amendment to Credit Agreement and Waiver to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

INTERACTIVE HOLDING CORP. By: /s/ Doron Gerstel Name: Doron Gerstel Title: Chief Executive Officer INCREDITONE INC. By: /s/ Doron Gerstel Name: Doron Gerstel Title: Chief Executive Officer

[Signature Page to Fourth Amendment to Credit Agreement and Limited Waiver]

SUNTRUST BANK, in its capacities as a Lender and as Administrative Agent By: /s/ Cynthia Burton Name: Cynthia Burton Title: Director

[Signature Page to Fourth Amendment to Credit Agreement and Limited Waiver]

SILICON VALLEY BANK, as a Lender

By: /s/ Claudia Candles
Name: Claudia Candles
Title: Director

[Signature Page to Fourth Amendment to Credit Agreement and Limited Waiver]

CADENCE BANK, as a Lender

By: /s/ Steve Prichett
Name: Steve Prichett
Title: EVP

[End of Signatures]